Exhibit 10.9

Car Model Assignment and License Agreement

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential

CAR MODEL ASSIGNMENT AND LICENSE AGREEMENT

Volvo Car Corporation

and

Polestar Performance AB

Assignment of and license to technology related to Polestar 1 and Polestar 2

Car Model Assignment and License Agreement

TABLE OF CONTENTS

1.	DEFINITIONS	1
2.	AGREEMENT	1
3.	VOLVO TECHNOLOGY AND POLESTAR TECHNOLOGY	2
4.	LICENSE GRANT	2
5.	ASSIGNMENT	3
6.	FEE AND PAYMENT TERMS	4
7.	DEVIATIONS FROM THE FRAMEWORK ASSIGNMENT AND LICENSE AGREEMENT	5
8.	TERM AND TERMINATION	5

APPENDICES

Appendix 1—Polestar 1 and Polestar 2 specification

Appendix 1.1—Volvo Technology and Polestar Technology

Appendix 1.2—Design and Patent Rights

Appendix 2—Framework Assignment and License Agreement

Appendix 3—Fee

Car Model Assignment and License Agreement 1(6)

This CAR MODEL ASSIGNMENT AND LICENSE AGREEMENT (this “Car Model Assignment and License Agreement”) is entered into on 31 October 2018 and made between:

(1)	Volvo Car Corporation, Reg. No. 556074-3089, a limited liability company incorporated under the laws of Sweden (“Volvo Cars”); and

(2)	Polestar Performance AB, Reg. No. 556653-3096, a limited liability company incorporated under the laws of Sweden (“Polestar”).

Each of Volvo and Polestar is hereinafter referred to as a “Party” and jointly as the “Parties”.

BACKGROUND

A.

The Parties have entered into the Framework Assignment and License Agreement attached hereto as Appendix 2 (the “Framework Assignment and License Agreement”) setting out the general terms and conditions in relation to assignment of certain technology from Volvo Cars to Polestar and in relation to licenses to certain technology to be granted by Volvo Cars to Polestar under separate car model assignment and license agreements.

B.	Polestar now wishes to obtain such assignments and licenses in relation to the Polestar Vehicle (as defined in Section 1.2 below).

C.	In light of the foregoing, the Parties have agreed to execute this Car Model Assignment and License Agreement.

1.	DEFINITIONS

1.1

To the extent not defined herein, all capitalised terms shall have the meaning ascribed to them in the Framework Assignment and License Agreement. Capitalised terms in singular shall have the same meaning in plural and vice versa.

1.2	In addition, for the purposes of this Car Model Assignment and License Agreement, the following terms shall have the meanings assigned to them below.

“Design and Patent Rights” means the design and patent rights (applications and registered rights) that shall be assigned to Polestar, and which are listed in Appendix 1.2 to this Car Model Assignment and License Agreement.

“Polestar Vehicle” means the Polestar 1 and Polestar 2 vehicles.

“Polestar Technology” shall have the meaning ascribed to it in the Framework Assignment and License Agreement, but shall also include the Design and Patent Rights.

2.	AGREEMENT

2.1

This Car Model Assignment and License Agreement sets out the specific terms in relation to the Polestar Vehicle. The general terms and conditions in relation to the obligations of the Parties hereunder are set out in the Framework Assignment and License Agreement.

Car Model Assignment and License Agreement 2(6)

2.2	This Car Model Assignment and License Agreement and its appendices form an integral part of the Framework Assignment and License Agreement.

2.3

In the event there are any contradictions or inconsistencies between the terms of this Car Model Assignment and License Agreement and the appendices hereto, the Parties agree that they shall prevail over each other in the following order if not specifically stated otherwise in such document or the context or circumstances clearly suggest otherwise:

(a)	this main document of this Car Model Assignment and License Agreement;

(b)	Appendix 1—Polestar 1 and Polestar 2 specification;

(c)	Appendix 3—Fee; and

(d)	Appendix 2—Framework Assignment and License Agreement.

3.	VOLVO TECHNOLOGY AND POLESTAR TECHNOLOGY

3.1

Volvo Cars agrees to, in accordance with the terms and conditions of the Framework Assignment and License Agreement, to Polestar deliver and grant licenses to the Volvo Technology, and deliver and assign the Polestar Technology, in relation to the Polestar Vehicle. The delivery of such Volvo Technology and Polestar Technology shall comply with the provisions set out in this Car Model Assignment and License Agreement and in the Framework Assignment and License Agreement.

3.2

A specification setting forth, on an overall level, the deliverables to be performed by Volvo Cars in relation to the Polestar Vehicle is set out in Appendix 1. The details of said specification are available in the Volvo KDP Engineering Database 18w37 and in the Volvo Lotus Notes Database 18w37. A final specification of the deliverables shall, subject to good faith discussions between the Parties, be made at Jobl+90 as a part of the Final Status Report (FSR). All of the aforementioned specifications shall be considered an integral part of Appendix 1 and consequently also this Car Model Assignment and License Agreement.

3.3

The Design and Patent Rights are specified in Appendix 1.2. As regards Appendix 1.1, such Volvo Technology and Polestar Technology set forth therein is specified at the time of entering into this Car Model Assignment and License Agreement, but a final allocation between the Volvo Technology and the Polestar Technology shall, subject to good faith discussions between the Parties, be made at Jobl+90 as a part of the Final Status Report (FSR) (as described in the VPDS).

4.	LICENSE GRANT

Volvo Cars hereby grants to Polestar a license to the Volvo Technology in relation to the Polestar Vehicle in accordance with what is set out in the Framework Assignment and License Agreement, and in particular Section 3 of the Framework Assignment and License Agreement.

Car Model Assignment and License Agreement	3 (6)

5.	ASSIGNMENT

5.1	Assignment

Volvo Cars hereby assigns to Polestar all of its right, title and interest in and to the Polestar Technology in relation to the Polestar Vehicle in accordance with what is set out in the Framework Assignment and License Agreement, and in particular Sections 4.1-4.2 of the Framework Assignment and License Agreement.

5.2	Grant-back license to Common Polestar Technology

Polestar hereby grants to Volvo Cars a license to the Common Polestar Technology in accordance with what is set out in the Framework Assignment and License Agreement, and in particular Section 4.3 of the Framework Assignment and License Agreement.

5.3	Grant-back license to Polestar Technology not being Common Polestar Technology

In the event Volvo Cars, in its sole discretion, determines that the Polestar Technology (however excluding any Common Polestar Technology, which shall instead be licensed in accordance with what is set out in Section 5.2 above) in relation to the Polestar Vehicle, or parts thereof, shall be licensed back to Volvo Cars, Polestar automatically, upon Volvo Cars giving Polestar notice that it has determined that such a grant-back license shall be given, grants to Volvo Cars a license to such Polestar Technology in accordance with what is set out in Section 4.4 of the Framework Assignment and License Agreement.

5.4	Design and Patent rights

5.4.1	Assignment

5.4.1.1

For the avoidance of doubt, Volvo Cars hereby also assigns to Polestar all of its right, title and interest in and to the Design and Patent Rights together with the goodwill associated thereto and any and all rights of enforcement with respect to such Design and Patent Rights, including all rights to sue and recover for past infringement thereof, and any and all causes of action related thereto. The assignment shall take effect on the effective date of this Car Model Assignment and License Agreement.

5.4.1.2

Polestar shall make reasonable efforts to procure that the assignment of the Design and Patent Rights is registered with relevant authorities as applicable. Each Party shall execute and deliver any additional documents and instruments, and shall do such other things as may be reasonably required to perfect or otherwise implement the assignment of the Design and Patent Rights pursuant to this Car Model Assignment and License Agreement. For the avoidance of doubt, Polestar shall assume full responsibility for any pending opposition proceedings or applications before relevant authorities as well as any pending infringement actions with respect to the Design and Patent Rights.

5.4.1.3	Polestar shall pay all fees charged by registration authorities in connection with the registration of the assignment of the Design and Patent Rights from Volvo Cars to Polestar.

5.4.2	Warranties in relation to the Design and Patent Rights

Car Model Assignment and License Agreement	4(6)

5.4.2.1	Volvo Cars warrants as follows, as of the date of this Car Model Assignment and License Agreement:

(a)	Volvo Cars is the sole owner and the sole registered holder of the Design and Patent Rights and Volvo Cars has the full legal right to assign the Design and Patent Rights to Polestar.

(b)

No licenses, options, pledges or other rights or privileges of whatever nature have been granted to any Third Party with respect to the Design and Patent Rights, and Volvo Cars assigns the Design and Patent Rights to Polestar without any restrictions, reservations or limitations whatsoever.

(c)

To the best of Volvo Cars’ knowledge (i) the use of the Design and Patent Rights does not infringe on existing Intellectual Property Rights belonging to a Third Party, and (ii) there are no litigation, proceedings or claims of any nature pending or threatened by or against Volvo Cars which relate in any way to the Design and Patent Rights.

5.4.2.2

The Parties acknowledge that the Design and Patent Rights are assigned to Polestar on an “as is” basis. Further, except as provided in Section 5.4.2.l(a)-(c) above, no representation, condition or warranty whatsoever is made or given by or on behalf of Volvo Cars or its Affiliates with respect to the Design and Patent Rights, and all conditions and warranties relating to the Design and Patent Rights (including as to validity, fitness for any purpose or non-infringement), whether arising by operation of law or otherwise, are expressly excluded.

5.4.2.3

The Parties acknowledge and agree that the remedies provided for herein shall be Polestar’s sole and exclusive remedies with respect to the Design and Patent Rights. Polestar hereby waives any and all other rights, claims and causes of action with respect to the Design and Patent Rights, whether based on contract or law, statute or legal principle which it may have against Volvo Cars or its Affiliates due to any defects or deficiencies in the Design and Patent Rights.

6.	FEE AND PAYMENT TERMS

6.1 In consideration of the assignment and the licenses granted hereunder and the Parties’ performance of their respective obligations under the Framework Assignment and License Agreement and this Car Model Assignment and License Agreement, each Party agrees to pay to the other Party the Fee as described in Appendix 3.

6.2 The Fee shall be determined between the Parties as described in Appendix 3.

6.3 To the extent the Fee shall be determined based on actual development costs, such shall be calculated on a time and material basis applying arm’s length hourly rates using the cost plus method, i.e. full cost incurred plus an arm’s length mark-up. The hourly rates should be reviewed, updated and agreed between the Parties on an annual basis. Moreover, such actual development costs shall at all times be subject to the principles set out in the Framework Assignment and License Agreement.

6.4 Volvo Cars shall continuously keep Polestar informed of such generated and expected development costs.

6.5 All amounts and payments referred to in this Car Model Assignment and License Agreement shall be paid in SEK. Additional payment terms are set out in the Framework Assignment and License Agreement and in Appendix 3.

Car Model Assignment and License Agreement	5(6)

7.	DEVIATIONS FROM THE FRAMEWORK ASSIGNMENT AND LICENSE AGREEMENT

For the purposes of this Car Model Assignment and License Agreement, Section 9.1.3 of the Framework Assignment and License Agreement shall not apply.

8.	TERM AND TERMINATION

This Car Model Assignment and License Agreement shall become effective as set forth in the preamble to this Agreement and shall remain in force and be able to be terminated in accordance with what is set out in the Framework Assignment and License Agreement.

[Signature page follows]

Car Model Assignment and License Agreement 6(6)

This Agreement has been signed in two (2) originals, of which the parties have received (1) one each. The Parties acknowledge that this Agreement shall be binding upon the Parties already upon the signing and exchange of scanned version thereof, including scanned signatures.

VOLVO CAR CORPORATION

Place: Gothenburg

/s/ Hans Oscarsson	/s/ Hanna Fager
Signature	Signature

Hans Oscarsson	Hanna Fager
Clarification of signature and title	Clarification of signature and title

POLESTAR PERFORMANCE AB

Place: Gothenburg

/s/ Hans Oscarsson	/s/ Maria Hemberg
Signature	Signature

Hans Oscarsson	Maria Hemberg
Clarification of signature and title	Clarification of signature and title

APPENDIX 1

2(2)

APPENDIX 1

POLESTAR 1 AND POLESTAR 2 SPECIFICATION

•	[***]

APPENDIX 2

APPENDIX 2

FRAMEWORK ASSIGNMENT AND LICENSE AGREEMENT

The Parties agree to in good faith and as soon as possible after the Framework Assignment and License Agreement has been signed by the Parties, replace this Appendix 2 with a photocopy of said signed Framework Assignment and License Agreement.

APPENDIX 3

14(5)

APPENDIX 3

FEE

[***]

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential

SIDE LETTER

This side letter (“Side Letter”) is entered into on 31 October 2018 and made between:

Volvo Car Corporation, Reg. No. 556074-3089, a limited liability company incorporated under the laws of Sweden (“Volvo Cars”);

Polestar Performance AB, Reg. No. 556653-3096, a limited liability company incorporated under the laws of Sweden (“Polestar Sweden”); and

Polestar New Energy Vehicle Co. Ltd., Reg. No. 91510100MA6BX1H33P, a limited liability company incorporated under the laws of the People’s Republic of China (“Polestar China”).

Each of Volvo Cars, Polestar Sweden and Polestar China is hereinafter referred to as a “Party” and jointly as the “Parties”. Polestar Sweden and Polestar China are jointly referred to as the “Polestar Entities”.

BACKGROUND

A.

Volvo Cars has entered into two separate car model assignment and license agreements, one with Polestar Sweden and one with Polestar China in relation to grant of licenses to certain technology and know-how related to the Polestar branded vehicles Polestar 1 and Polestar 2 (the “Car Model Assignment and License Agreements”).

B.	Unless otherwise defined in this Side Letter, capitalized terms used herein shall have the meaning ascribed to them in each of the Car Model Assignment and License Agreements.

C.	The Parties now wish to clarify in writing the contractual setup and the relationship between the two Car Model Assignment and License Agreements, as set out below.

1.	CONTRACTUAL SET-UP

Even though the Car Model Assignment and License Agreements are two separate agreements with different parties, the Parties acknowledge that their intention is that the Car Model Assignment and License Agreements actually constitute one and the same agreement.

2.	FEE

2.1 The Parties acknowledge that the Polestar Entities shall pay to Volvo Cars a Fee for the license to Volvo Technology and PS Unique Volvo Technology as referenced to in the Car Model Assignment and License Agreement and as further described in Appendix 3 thereto. The Fee set out in Appendix 3 to each Car Model Assignment and License Agreement amounts to a certain specified percentage of Volvo Cars’ actual development costs for the Volvo Technology and the PS Unique Volvo Technology, respectively.

2(5)

2.2

The Parties agree that the percentages and amounts set out in Appendix 3 to each of the Car Model Assignment and License Agreement shall be interpreted in the light of the fact that the two Car Model Assignment and License Agreements shall actually constitute one and the same agreement. The Parties intention is therefore that the total amount payable to Volvo Cars under the two Car Model Assignment and License Agreements shall be split between the Polestar Entities. The foregoing applies to both already incurred developments costs and future development costs.

2.3	In the light of the foregoing, the Parties agree that the below-mentioned Sections in Appendix 3 to the Car Model Assignment and License Agreements shall be interpreted as follows:

2.4	• [***]

3.	NO SUB-LICENSING BETWEEN THE POLESTAR ENTITIES

The Parties acknowledge that the rights granted to the Polestar Entities is to some extent sub-licensable to inter alia Polestar Affiliates under the Car Model Assignment and License Agreements. It is, however, not the intention of the Parties that the Polestar Entities shall be allowed to sub-license the rights granted under each of the Car Model Assignment and License Agreements to each other instead of utilising the rights granted to such Polestar Entity under its own Car Model Assignment and License Agreement. In the light of the above, the Polestar Entities shall thus not be allowed to sub-license any of the rights granted under the Car Model Assignment and License Agreements between them, but only to other Polestar Affiliates of them as stipulated in each of the Car Model Assignment and License Agreements.

4.	AMENDMENTS

The Parties agree that, if an amendment is made to one of the Car Model Assignment and License Agreements, the Party not being a Party to such amended Car Model Assignment and License Agreement agrees to make the corresponding amendment to the Car Model Assignment and License Agreement it is a Party to, unless otherwise agreed between the Parties.

5.	TERMINATION

5.1

If one of the Car Model Assignment and License Agreements is terminated, the Parties hereby agree that Volvo Cars shall have a right to terminate the other Car Model Assignment and License Agreement with immediate effect.

5.2	A breach of this Side Letter shall be considered a material breach under each of the Car Model Assignment and License Agreements.

6.	DISPUTE RESOLUTION

The Parties intention is that the identical arbitration clauses in each of the Car Model Assignment and License Agreements shall function as one and the same arbitration agreement entered into between, on the one hand, Volvo Cars, and, on the other hand, the Polestar Entities. Accordingly, the Parties agree that any disputes, controversies or claims arising out of or in connection with the Car Model Assignment and License Agreements, and/or this Side Letter, or the breach, termination or invalidity thereof, may be consolidated into one arbitration proceeding.

3(5)

7.	MISCELLANEOUS

7.1

This Side Letter shall become effective as set forth in the preamble of this Side Letter and shall remain in force, in relation to the relevant Parties, for the duration of the relevant Car Model Assignment and License Agreement.

7.2

This Side Letter is hereby incorporated to, and shall form an integral part of, in relation to the relevant Parties, the relevant Car Model Assignment and License Agreement. This Side Letter takes precedence over the Car Model Assignment and License Agreements if they are contradictory or ambiguous.

[Signature page follows]

This Side Letter has been, signed in three (3) originals, of which the parties have received one (1) each. The Parties acknowledge that this Side Letter shall be binding upon the Parties already upon the signing and exchange of scanned version thereof, including scanned signatures.

VOLVO CAR CORPORATION

Place: Gothenburg

/s/ Hans Oscarsson	/s/ Hanna Fager
Signature	Signature

Hans Oscarsson	Hanna Fager
Clarification of signature and title	Clarification of signature and title

POLESTAR PERFORMANCE AB

Place: Gothenburg

/s/ Hans Oscarsson	/s/ Maria Hemberg
Signature	Signature

Hans Oscarsson	Maria Hemberg
Clarification of signature and title	Clarification of signature and title

POLESTAR NEW ENERGY VEHICLE CO. LTD.

Place:

Signature	Signature

Clarification of signature and title	Clarification of signature and title

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.	Agreement No.: PS21-025

AMENDMENT AGREEMENT

This Amendment Agreement to the Car Model Assignment and License Agreement (“Amendment”) is between Volvo Car Corporation, Reg. No. 556074-3089, a corporation organized and existing under the laws of Sweden (“Volvo Cars”) and Polestar Performance AB, Reg. No. 556653-3096 a corporation organized and existing under the laws of Sweden (“Polestar”).

Each of Volvo Cars and Polestar is hereinafter referred to as a “Party” and jointly as the “Parties”.

BACKGROUND

A.	The Parties have entered into a Car Model Assignment and License Agreement on 31 October 2018 (the “Agreement”).

B.

The Parties have found errors in the Agreement, specifically with respect to the calculations that lie beneath the fees payable, the pricing models and scope of licenses. The Parties therefore wish to rectify those errors by amending the Agreement to the extent set out below.

C.	Now, therefore, the Parties agree as follows:

1.	SCOPE OF AMENDMENT

1.1

The Agreement will be deemed amended to the extent herein provided and will, except as specifically amended, continue in full force and effect in accordance with its original terms. In case of any discrepancy between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. Any definitions used in this Amendment shall, unless otherwise is stated herein, have the respective meanings set forth in the Agreement.

1.2	The amendments to the provisions in the Agreement as stated in Section 2 below, such provisions highlighted for ease of reference in bold italics, are effective as of the 31 October 2018.

2.	AMENDMENTS

2.1	Definition “Polestar Vehicle” in section 1.2 of the Agreement shall be replaced in its entirety as follows:

““Polestar Vehicle” means (i) any Polestar branded vehicles for Volvo Technology not included in category 4 as stated in Appendix 1.1, and (ii) only PS1 [***] and PS2 [***] for Volvo Technology included in category 4 as stated in Appendix 1.1 ”

2.2	Appendix 3 to the Agreement shall be replaced in its entirety by Appendix 3 attached to this Amendment.

Agreement No.:PS21-025

3.	GENERAL PROVISIONS

3.1	This Amendment is and should be regarded and interpreted as an amendment to the Agreement. The validity of this Amendment is therefore dependent upon the validity of the Agreement.

3.2

No amendment of this Amendment will be effective unless it is in writing and signed by both Parties. A waiver of any default is not a waiver of any later default and will not affect the validity of this Amendment.

[SIGNATURE PAGE FOLLOWS]

Agreement No.:PS21-025

VOLVO CAR CORPORATION		POLESTAR PERFORMANCE AB

By:	/s/ Maria Hemberg	By:	/s/ Anna Rudensjo
Title:	General Counsel	Title:	General Counsel

By:	/s/ Bjorn Annwall	By:	/s/ Dennis Nobelius
Title:	CFO	Title:	COO

Agreement No.:PS21-025

APPENDIX 3

FEE

[***]